Exhibit 99.1

Keyuan Petrochemicals Inc. Announces NASDAQ Delinquency Notice

NINGBO, China, August 24, 2011 -- Keyuan Petrochemicals, Inc. (Nasdaq: KEYP) ("Keyuan or the "Company"), a leading merchant manufacturer of various petrochemical products in China, today announced it has received an additional notice from NASDAQ stating the Company is not in compliance with Listing Rule 5250(c)(1) for continued listing due to not filing its Form 10-Q for the three months ended June 30, 2011 by the due date of August 15, 2011.

As previously announced, the Company received notices from the Nasdaq on April 7, 2011 and on May 19, 2011, stating that the Company was not in compliance with Listing Rule 5250(c)(1) for continued listing due to not filing its Form 10-K for the year ended December 31, 2010 by the due date of March 31, 2011, and its Form 10-Q for the three months ended March 31, 2011 by the due date of May 16, 2011, respectively.

Management would like to remind shareholders that on July 26th the NASDAQ Hearings Panel granted a stay of delisting of the Company's securities pending the Company's scheduled hearing to be held on August 25, 2011. As a result, the Company's securities will remain listed, however halted, on the NASDAQ Global Select Market pending further action by the Hearings Panel.

About Keyuan Petrochemicals, Inc.

Keyuan Petrochemicals, Inc., established in 2007 and operating through its wholly-owned subsidiary, Keyuan Plastics, Co. Ltd., is located in Ningbo, China and is a leading independent manufacturer and supplier of various petrochemical products. Having commenced production in October 2009, Keyuan's operations include an annual petrochemical manufacturing design capacity of 720,000 MT for a variety of petrochemical products, with facilities for the storage and loading of raw materials and finished goods, and a technology that supports the manufacturing process with low raw material costs and high utilization and yields. In order to meet increasing market demand, Keyuan plans to expand its manufacturing capacity to include a SBS production facility, additional storage capacity, a raw material pre-treatment facility, and an asphalt production facility.

Safe Harbor Statement

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. For example, statements about the future use of the proceeds are forward looking and subject to risks. Keyuan Petrochemicals, Inc. may also make written or oral forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission on forms 10-K, 10-Q and 8-K, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, risks outlined in the Company's filings with the U.S. Securities and Exchange Commission, including its registration statement on Form S-1, as amended. The Company does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

For more information, please contact:

Investor Relations:
MZ-HCI
Ted Haberfield, President
Tel:           +1-760-755-2716
Email: thaberfield@hcinternational.net
Website: http://www.hcinternational.net

Mr.  Andrew Haag
Managing  Partner, USA
Hampton  Growth, LLC
Tel: +1-877-368-3566
E-mail: andrew@hamptongrowth.com
Website: www.hamptongrowth.com